UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §167; 240.14a-12

North Pittsburgh Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IT WILL ASSIST MATERIALLY IN THE PREPARATION FOR THE ANNUAL MEETING IF SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY.

NORTH PITTSBURGH SYSTEMS, INC.

4008 GIBSONIA ROAD

GIBSONIA, PENNSYLVANIA 15044-9311

TELEPHONE NO. 724-443-9600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD May 21, 2004

The Annual Meeting of Shareholders of North Pittsburgh Systems, Inc. will be held on Friday, May 21, 2004 at 2:00 p.m., Eastern Daylight Saving Time, at the Four Points by Sheraton Pittsburgh North (Warrendale), 910 Sheraton Drive, Mars, Pennsylvania, for the purpose of considering and acting upon the following matters, as described in the accompanying Proxy Statement:

1. To elect Directors.

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 13, 2004 as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting.

You are cordially invited to attend the meeting. If you are unable to do so, please sign and date the enclosed proxy card and return it promptly by mail in the enclosed envelope. No postage is required if mailed in the United States.

By Order of the Board of Directors

N. William Barthlow

Secretary

Dated:	Gibsonia, PA
April 23, 2004

NORTH PITTSBURGH SYSTEMS, INC.

4008 Gibsonia Road

Gibsonia, Pennsylvania 15044-9311

Telephone No. 724-443-9600

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

MAY 21, 2004

GENERAL

This Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of North Pittsburgh Systems, Inc. (North Pittsburgh or Company) of Proxies to be used at the Annual Meeting of Shareholders of the Company, to be held at the Four Points by Sheraton Pittsburgh North (Warrendale), 910 Sheraton Drive, Mars, Pennsylvania, on May 21, 2004 at 2:00 p.m., Eastern Daylight Saving Time, and any adjournments thereof, (Annual Meeting) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors has fixed the close of business on April 13, 2004 as the record date for the determination of shareholders of the Company (Shareholders) entitled to notice of and to vote at the Annual Meeting.

It is anticipated that this Proxy Statement and accompanying proxy card (Proxy) will be mailed to Shareholders for the first time on or about April 23, 2004. Shares represented by a valid Proxy received in time for voting will be voted in accordance with the Shareholder’s instructions. If no such instructions are specified, the Proxy will be voted FOR each of the nominees for election as a Director. The presence of a Shareholder at the Annual Meeting will not automatically revoke such Shareholder’s Proxy. Shareholders may revoke their Proxies prior to commencement of the Annual Meeting by delivering notice of the revocation as described in the following sentence. Proxies and notices of revocation of Proxies should be mailed or delivered to the Company’s transfer agent, Wells Fargo Bank, N.A., Shareowner Services, P. O. Box 64854, St. Paul, MN 55164-0854, for receipt by Wells Fargo Bank, N.A., Shareowner Services, no later than two (2) business days prior to the Annual Meeting—that is, no later than May 19, 2004—or should be deposited with the Chairman or the Secretary of the Company immediately prior to the commencement of the Annual Meeting.

The Company will bear the cost of solicitation of Proxies. In addition to the use of the mails, the Company may use its officers and its regular employees, who will receive no compensation in addition to regular salary or pay, to solicit Proxies from Shareholders, either personally or by telephone, facsimile or letters. Arrangements will be made by the Company with brokers and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse these brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred.

VOTING

Only Shareholders of record at the close of business on April 13, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. At that date, the Company had outstanding and entitled to vote 15,005,000 shares of its Common Stock (Common Stock). Holders of Common Stock are

entitled to one vote for each share held in respect to the election of each of the Directors. Proxies will be received and tabulated by Wells Fargo Bank, N.A., Shareowner Services, with the results thereof reported to the three (3) Judges of Election appointed by the Company’s Board of Directors under the authority of the Bylaws of the Company and the Pennsylvania Business Corporation Law.

The eight (8) candidates for Directors of the Company who receive the highest number of affirmative votes in the election of Directors at the Annual Meeting will be elected the Directors of the Company. To constitute Shareholder action on any other matter that properly comes before the Annual Meeting, the affirmative vote of a majority of the votes cast by the Shareholders on the matter is required. The total votes cast shall be deemed to include abstentions and withheld votes. Broker nonvotes will have no impact because they are not considered “shares present” for quorum or voting purposes.

STOCK OWNERSHIP

As of March 23, 2004, NPT Holdings, LLC (NPT Holdings), a limited liability company and wholly-owned indirect subsidiary of Armstrong Holdings, Inc., held of record 914,665 shares, or 6.10%, of the Company’s 15,005,000 outstanding shares of Common Stock. As of that date, no other entity or individual held of record more than 5% of such stock. A Schedule 13D and amendments thereto through February 28, 2003 (collectively, the Schedule 13D) have been filed with the Securities and Exchange Commission on the joint behalf of (i) Armstrong Holdings, Inc. (holder of 297,996 shares of Common Stock as of March 23, 2004), (ii) NPT Holdings (holder of 914,665 shares of Common Stock as of March 23, 2004), (iii) the Sedwick Foundation (holder of 55,713 shares of Common Stock as of March 23, 2004), (iv) the Jud L. Sedwick Family Trust No. 2 (holder of 400 shares of Common Stock as of March 23, 2004), (v) the Jay L. Sedwick 1998 Trust (holder of 23,933 shares of Common Stock as of March 23, 2004), (vi) the Dru A. Sedwick 2001 Trust (holder of 34,127 shares of Common Stock as of March 23, 2004) and (vii) Jay L. Sedwick (a Director of the Company) and his spouse, Dru A. Sedwick, son of Jay L. Sedwick, J. L. Sedwick’s brother-in-law and his spouse, an unrelated officer of Armstrong Holdings, Inc. and his spouse, certain other persons, both individually and in respect of certain of their capacities as officers of Armstrong Holdings, Inc., and Oak Trail Associates, L.P. of which certain of the individuals on whose behalf the Schedule 13D was filed are the general partners. The aggregate beneficial ownership at March 23, 2004 of those filing the Amendment No. 3 to Restatement, dated February 28, 2003, to the Schedule 13D (2003 Schedule 13D Amendment) was 1,424,229 shares, or 9.49%, of the Company’s outstanding Common Stock. Each of such persons named in the 2003 Schedule 13D Amendment disclaimed any membership in any “group” as such term is defined in Rule 13d-5 under the Securities Exchange Act of 1934, and each has indicated that the stock has been acquired for investment. The information provided in this paragraph and in Table 1 below is based on the information set forth in the 2003 Schedule 13D Amendment and on information provided to the Company by Jay L. Sedwick, representatives of Jay L. Sedwick and/or Armstrong Holdings, Inc.

The following table sets forth information with respect to all persons known to the Company to be beneficial owners of more than 5% of the Company’s voting securities as of March 23, 2004 and those persons known to the Company who might be deemed to be beneficial owners of more than 5% of the Company’s voting securities by virtue of their relationship to Armstrong Holdings, Inc. and/or NPT Holdings and/or their position as a trustee of one or more of the trusts named in the 2003 Schedule 13D Amendment:

Table I

Beneficial Owners of More Than 5%

of Outstanding Voting Securities

Title of Class	Name and Business Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	NPT Holdings, LLC 3411 Silverside Road 103 Springer Building Wilmington, DE 19810	914,665	Direct	6.10%

Common Stock	Jay L. Sedwick One Armstrong Place Butler, PA 16001	39,722 1,268,774 1,308,496	Direct Indirect (1) Total	0.26% 8.46% 8.72%

Common Stock	Kirby J. Campbell One Armstrong Place Butler, PA 16001	10,600 1,326,834 1,337,434	Direct (2) Indirect (3) Total	0.07% 8.84% 8.91%

Common Stock	Dru A. Sedwick One Armstrong Place Butler, PA 16001	35,523 1,236,594 1,272,117	Direct Indirect (4) Total	0.24% 8.24 8.48	% %

Common Stock	William C. Stewart One Armstrong Place Butler, PA 16001	3,100 1,273,374 1,276,474	Direct (5) Indirect (6) Total	0.02% 8.49% 8.51%

(1)	Jay L. Sedwick, a Director of the Company, is Chairman of Armstrong Holdings, Inc. If he were deemed the beneficial owner of the 297,996 shares held by Armstrong Holdings, Inc., the 914,665 shares held by NPT Holdings, the 55,713 shares held by the Sedwick Foundation, of which Jay L. Sedwick is a Co-Trustee, and the 400 shares held by the Jud L. Sedwick Family Trust Fund No. 2, of which Jay L. Sedwick is a Co-Trustee, his indirect beneficial ownership would total 1,268,774 shares of Common Stock.
(2)	The 10,600 shares of Common Stock directly owned by Kirby J. Campbell are held jointly with his wife.
(3)	Kirby J. Campbell is a Director, Chief Executive Officer, Chief Financial Officer and Treasurer of Armstrong Holdings, Inc. If he were deemed the beneficial owner of the 297,996 shares held by Armstrong Holdings, Inc., the 914,665 shares held by NPT Holdings, the 55,713 shares held by the Sedwick Foundation, of which Kirby J. Campbell is a Co-Trustee, the 400 shares held by the Jud L. Sedwick Family Trust Fund No. 2, of which Kirby J. Campbell is a Co-Trustee, the 23,933 shares held by the Jay L. Sedwick 1998 Trust, of which Kirby J. Campbell is a Co-Trustee, and the 34,127 shares held by the Dru A. Sedwick 2001 Trust, of which Kirby J. Campbell is a Co-Trustee, his indirect beneficial ownership would total 1,326,834 shares of Common Stock.

(4)	Dru A. Sedwick is a Director and President of Armstrong Holdings, Inc. If he were deemed the beneficial owner of the 297,996 shares held by Armstrong Holdings, Inc., the 914,665 shares held by NPT Holdings, and the 23,933 shares held by the Jay L. Sedwick 1998 Trust, of which Dru A. Sedwick is a Co-Trustee, his indirect beneficial ownership would total 1,236,594 shares of Common Stock.
(5)	The 3,100 shares of Common Stock directly owned by William C. Stewart are held jointly with his wife.
(6)	William C. Stewart is a Director of Armstrong Holdings, Inc. If he were deemed the beneficial owner of the 297,996 shares held by Armstrong Holdings, Inc., the 914,665 shares held by NPT Holdings, the 5,000 shares held individually by his wife, and the 55,713 shares held by the Sedwick Foundation, of which William C. Stewart is a Co-Trustee, his indirect beneficial ownership would total 1,273,374 shares of Common Stock.

The following table sets forth information with respect to the beneficial ownership as of March 23, 2004 of each Director of the Company, each of the nominees for election as a Director of the Company (Nominees) and each executive officer of the Company named below in the Summary Compensation Table under “Compensation of Executive Officers,” and of all Directors, Nominees and officers of the Company as a Group.

Table II

Security Ownership of Management

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Common Stock	Harry R. Brown	18,078	Direct (2)	0.12%
		18,812	Indirect (3)	0.13%

		36,890	Total	0.25%

Common Stock	N. William Barthlow	1,250	Direct (4)	.008%
		300	Indirect (5)	.002%

		1,550	Total	.010%

Common Stock	Charles E. Cole	41,392	Direct	0.28%
		32,608	Indirect (6)	0.22%

		74,000	Total	0.49%

Common Stock	Frederick J. Crowley	1,000	Direct	.007%
		-0-	Indirect	-0-%

		1,000	Total	.007%

Common Stock	Allen P. Kimble	1,129	Direct (7)	.008%
		-0-	Indirect	-0-%

		1,129	Total	.008%

Common Stock	Stephen G. Kraskin	3,000	Direct	0.02%
		-0-	Indirect	-0-%

		3,000	Total	0.02%

Common Stock	Frank A. Macefe	760	Direct (8)	.005%
		600	Indirect (9)	.004%

		1,360	Total	.009%

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class

Common Stock	David E. Nelsen	2,500	Direct (10)	0.02%
		-0-	Indirect	-0-%

		2,500	Total	0.02%

Common Stock	Jay L. Sedwick	39,722	Direct	0.26%
		1,268,774	Indirect (11)	8.46%

		1,308,496	Total	8.72%

Common Stock	Charles E. Thomas, Jr.	35,710	Direct (12)	0.24%
		31,000	Indirect (13)	0.21%

		66,710	Total	0.44%

Common Stock	Albert W. Weigand	770	Direct (14)	.005%
		-0-	Indirect	-0-%

		770	Total	.005%

Common Stock	All Directors, Nominees and	145,811	Direct	0.97%
	officers as a Group (13 persons)	1,352,094	Indirect (15)	9.01%

		1,497,905	Total	9.98%

(1)	Included in the shares set forth in the table above are (a) shares beneficially owned by the Director/Nominee/officer and shares beneficially owned by his or her spouse, minor children and others living in his or her house, which are includable in such table under rules of the Securities and Exchange Commission, and (b) shares which are deemed to be beneficially owned because the Director/Nominee/officer has voting power or power of disposition with respect to the shares.

Share amounts are reported as of March 23, 2004, and percentages of share ownership are calculated based upon the 15,005,000 shares of Common Stock outstanding as of that date.

(2)	Of the 18,078 shares directly owned by Harry R. Brown, 1,354 shares are held jointly with his wife.
(3)	The 18,812 shares indirectly owned by Harry R. Brown are held individually by his wife.
(4)	Of the 1,250 shares directly owned by N. William Barthlow, 400 shares are held jointly with his wife.
(5)	The 300 shares indirectly owned by N. William Barthlow are held by him under the Pennsylvania Uniform Transfers to Minors Act as custodian for three children.
(6)	The 32,608 shares indirectly owned by Charles E. Cole are held individually by his wife.
(7)	The 1,129 shares directly owned by Allen P. Kimble are held jointly with his wife.
(8)	The 760 shares directly owned by Frank A. Macefe are held jointly with his wife.
(9)	The 600 shares indirectly owned by Frank A. Macefe are held by him as custodian for two daughters.
(10)	The 2,500 shares directly owned by David E. Nelsen are held jointly with his wife.
(11)	For information with respect to the 1,268,774 shares indirectly owned by Jay L. Sedwick, please refer to Note 1 to Table I above.
(12)	Of the 35,710 shares directly owned by Charles E. Thomas, Jr., 9,800 shares are held jointly with his wife.
(13)	Of the 31,000 shares indirectly owned by Charles E. Thomas, Jr., 25,000 shares are held by him under the Pennsylvania Uniform Transfers to Minors Act as custodian for five children and 6,000 shares are held individually by three of his children.
(14)	The 770 shares directly owned by Albert W. Weigand are held jointly with his wife.
(15)	The 1,352,094 shares indirectly owned by all Directors, Nominees and officers as a Group include the 1,268,774 shares indirectly owned by Jay L. Sedwick as described in Note 1 to Table I above.

No Director, Nominee, officer of the Company or “group” as defined in Rule 13d-5 under the Securities Exchange Act of 1934 is a beneficial owner of more than 5% of the Company’s Common Stock by virtue of any voting trust or similar arrangement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors and Executive Officers, and persons who own more than 10 percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and NASDAQ. Directors, Executive Officers and 10 percent shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

Solely on the basis of its review of the copies it received of such forms and written representations from certain reporting persons and/or their attorneys, the Company believes that all filing requirements under Section 16(a) applicable to its Directors and Executive Officers were timely met during 2003 except for the following: (i) Jay L. Sedwick reported the transfer on or about January 8, 2003 of 2,676 shares of Common Stock from Jay L. Sedwick and his wife to Oak Trail Associates, L.P., a limited partnership of which Jay L. Sedwick was a general partner, in the 2003 Schedule 13D Amendment but not on a Form 4 or Form 5, and the transfer of those 2,676 shares on December 10, 2003 from Oak Trail Associates, L.P. to a trust of which Jay L. Sedwick is neither a trustee nor a beneficiary was not reported on a Form 4 or Form 5; (ii) the failure by Kevin Albaugh, an executive officer of the Company, to file on a timely basis a Form to report the transfer in 2001 of 150 shares of Common Stock from Kevin Albaugh as custodian for his daughter to the daughter and a Form to report the transfer in 2003 of 150 shares of Common Stock from Kevin Albaugh as custodian for another daughter to that daughter; and (iii) the one-day late filing of a Form 4 by Charles E. Thomas, Jr. to report the transfer in 2003 of 2,000 shares of Common Stock from Charles E. Thomas, Jr. and his wife as joint owners to Charles E. Thomas, Jr. as sole owner.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

ELECTION OF DIRECTORS

The Bylaws of the Company provide that the Company shall be managed by a Board of Directors of not less than seven (7) nor more than nine (9) members and that the number of Directors to be elected shall be determined by the Board of Directors prior to the annual meeting of Shareholders at which such Directors are to be elected. The Board of Directors has established at eight (8) the number of Directors to be elected at the Annual Meeting.

The Nominating Committee of the Board of Directors of the Company has recommended to the Board of Directors, and the Board of Directors has nominated, the persons named below (Nominees) for election as Directors of the Company to serve until the 2005 annual meeting of Shareholders and until their successors are elected and qualify. The Nominees are the present Directors of the Company and were elected at the 2003 annual meeting of Shareholders. The number of shares of Common Stock represented at the 2003 annual meeting of Shareholders, held May 16, 2003, was 12,713,009 shares represented by proxy and none in person, constituting 84.73% of the 15,005,000 shares of such stock outstanding on April 8, 2003, the record date for determining Shareholders entitled to vote at that meeting.

It is the intention of the proxies to vote for the election of eight (8) Directors and, unless authority to vote for any or all of the Nominees is withheld, it is the intention of the proxies to vote for the election of the Nominees, who are listed below. If any of the Nominees should become unavailable as a candidate for any reason, which is not anticipated, the Board of Directors in its discretion may designate a substitute nominee, in which event votes will be cast for such substitute nominee pursuant to the accompanying Proxy.

There are no arrangements or understandings between or among any Director, Nominee, the Company, any of the Company’s subsidiaries, or any other person, pursuant to which a Director or Nominee was or is to be nominated or elected a Director of the Company.

The information which follows includes as to each Nominee, the Nominee’s age, the year in which the Nominee’s service as a Director of the Company or its predecessor commenced, the Nominee’s current position and offices held with the Company, the Nominee’s business experience during the past five (5) years, and certain other information. Individual shareholdings of each Nominee may be found above in Table II, Security Ownership of Management.

NOMINEES FOR ELECTION AS DIRECTORS

AND INFORMATION CONCERNING THEM

Biographical Summaries of Nominees1

Unless otherwise specified, “North Pittsburgh” as used in this “Biographical Summaries of Nominees” section means North Pittsburgh Systems, Inc. since May 31, 1985 and North Pittsburgh Telephone Company, its predecessor, before that date. Positions and experience related to only North Pittsburgh Telephone Company, the Company’s predecessor and since May 31, 1985 a subsidiary of the Company, are also presented.

HARRY R. BROWN	Director of North Pittsburgh since 1989

President and Chief Executive Officer of North Pittsburgh Systems, Inc. and President and General Manager of North Pittsburgh Telephone Company

Mr. Brown, 67, has been President since 1998 and Chief Executive Officer since October 23, 2002 of North Pittsburgh Systems, Inc. and President and General Manager of North Pittsburgh Telephone Company since 1998. He was Vice President of North Pittsburgh Systems, Inc. from 1992 to 1998. Mr. Brown also held the following North Pittsburgh positions: Vice President—Operations from 1987 to 1998, Assistant Vice President—Operations from 1986 to 1987, Network Engineering Manager from 1984 to 1986, and Equipment Supervisor from 1975 to 1984.

DR. CHARLES E. COLE	Director of North Pittsburgh since 1968

Retired Physician

Dr. Cole, 73, is a retired physician. Before retiring, Dr. Cole practiced with the Cole-Lechmanick division of Genesis Medical Associates in McCandless, PA.

FREDERICK J. CROWLEY	Director of North Pittsburgh since January 1, 2003

Certified Public Accountant

Mr. Crowley, 59, is a licensed certified public accountant, presently retired. From 1998 to 2001, he served as the Chief Financial Officer at Lutheran Affiliated Services, a not-for-profit company that manages

[1]	Unless otherwise indicated, a Nominee has had the same principal occupation for the past five (5) years. None of the Nominees is a director of any other company with a class of equity securities registered pursuant to the Securities Exchange Act of 1934 or otherwise subject to the periodic reporting requirements of that Act, or any company registered as an investment company under the Investment Company Act of 1940. With the exception of North Pittsburgh Telephone Company, no corporation or organization listed herein is a parent, subsidiary or other affiliate of North Pittsburgh Systems, Inc. or its subsidiaries.

long-term elderly care facilities. Prior thereto, Mr. Crowley was employed by or a partner in KPMG LLP, a public accounting and tax firm, for 29 years. During his tenure at KPMG LLP, Mr. Crowley held various positions with responsibilities in auditing and financial reporting, including 21 years as an audit partner.

ALLEN P. KIMBLE	Director of North Pittsburgh since 1998

Vice President, Treasurer and Chief Financial and Accounting Officer of North Pittsburgh Systems, Inc. and Vice President and Treasurer of North Pittsburgh Telephone Company

Mr. Kimble, 57, has been Vice President since 1989, Treasurer since 1985, and Chief Financial and Accounting Officer since October 23, 2002 of North Pittsburgh Systems, Inc. and Vice President since 1989 and Treasurer since 1979 of North Pittsburgh Telephone Company. Mr. Kimble also held the following North Pittsburgh positions: Secretary from 1993 to 1998, Assistant Vice President from 1987 to 1989, Assistant Secretary from 1977 to 1993, Assistant Treasurer from 1977 to 1979, and Assistant to Vice President—Finance from 1976 to 1977.

STEPHEN G. KRASKIN	Director of North Pittsburgh since 1999

Partner of Kraskin, Lesse & Cosson, LLP

Mr. Kraskin, 53, is an attorney and managing partner in the legal and consulting firm of Kraskin, Lesse & Cosson, LLP, which he founded in 1992. Mr. Kraskin’s professional practice is concentrated in the provision of legal, regulatory and business planning services to a wide variety of telecommunications companies. Prior to entering private practice, Mr. Kraskin was General Counsel to a telecommunications consulting firm, and he served as Deputy General Counsel of the National Association of Regulatory Utility Commissioners.

DAVID E. NELSEN	Director of North Pittsburgh since 1999

Chief Executive Officer of CoManage Corporation

Mr. Nelsen, 43, has been Chief Executive Officer of CoManage Corporation, a telecom operations software company, since 1998. From 1996 to 1998, Mr. Nelsen was Senior Director at FORE Systems, a Pittsburgh area high technology manufacturing company, with responsibility for product management and marketing of FORE’s service provider products, business planning, and strategy. Prior thereto, Mr. Nelsen served as FORE’s Director of Marketing from 1994 to 1996, with responsibility for video and telco product management and marketing. Before joining FORE, Mr. Nelsen held a variety of positions during almost 12 years at AT&T, including ATM Service Product Manager at AT&T Business Communication Services (1991-1994) and Private Packet Network Services Technical Manager at AT&T Bell Laboratories (1988-1991).

JAY L. SEDWICK	Director of North Pittsburgh since 1980

Chairman of Armstrong Holdings, Inc.

Mr. Sedwick, 69, is the Chairman of Armstrong Holdings, Inc., an entity which holds a controlling interest in various entities engaged in telephony, cable television/high speed data services, home security and real estate. Mr. Sedwick has been the Chairman of Armstrong Holdings, Inc. and various of its subsidiaries since 1993. From 1963 to his becoming Chairman in 1993, Mr. Sedwick held various offices within Armstrong Holdings, Inc. and its subsidiaries, including President and Chief Executive Officer.

CHARLES E. THOMAS, JR.	Director of North Pittsburgh since 1993

Chairman of Board of Directors of North Pittsburgh;

Partner of Thomas, Thomas, Armstrong & Niesen

Mr. Thomas, Jr., 61, has been Chairman of the Board of Directors of North Pittsburgh since 1998. Mr. Thomas also has been a partner in the law firm of Thomas, Thomas, Armstrong & Niesen, Harrisburg, PA, since the formation of the firm in 1991. Before that, Mr. Thomas was a partner in the law firm of Thomas & Thomas from 1977 to 1990. Mr. Thomas’s law practice concentrates in the areas of public utility, securities regulation and corporate law.

Independence of Directors

The Board of Directors has determined that Charles E. Cole, Frederick J. Crowley, Stephen G. Kraskin, David E. Nelsen and Jay L. Sedwick are independent directors, as that term is defined in Rule 4200 of the listing standards of NASDAQ (Independent Directors). The Board of Directors has determined, further, that Charles E Cole, Frederick J. Crowley and David E. Nelsen also meet the additional criteria of independence required of audit committee members by the listing standards of NASDAQ.

Committees of the Board; Meetings of the Board and Committees

The Board of Directors held eleven (11) Regular Meetings and one (1) Special Meeting during 2003.

Each Director attended 75% or more of all Board of Directors’ meetings, and 75% or more of all meetings of each committee on which he served, during 2003.

The Company urges all Directors of the Company to attend the annual meetings of the Shareholders. All of the current Directors of the Company attended the 2003 annual meeting of Shareholders, held May 16, 2003.

The Board of Directors has a standing Audit Committee, a Compensation Committee, a Nominating Committee and a Retirement Board Committee. The Compensation Committee and Nominating Committee are composed entirely of Independent Directors. All current members of the Audit Committee are Independent Directors who also meet the additional criteria of independence required of audit committee members by the listing standards of NASDAQ.

Audit Committee. The members of the standing Audit Committee during 2003 were Frederick J. Crowley, Chairman, Charles E. Cole, Stephen G. Kraskin and David E. Nelsen. Mr. Kraskin resigned from the Audit Committee on March 25, 2004, because he does not meet all of the additional criteria of independence required of audit committee members by the listing standards of NASDAQ. Mr. Kraskin does not meet those additional criteria solely because the Company pays Mr. Kraskin’s law firm for legal services rendered by it from time to time. The remaining three members of the Committee meet those additional criteria of independence. The Audit Committee met separately on four (4) occasions in 2003. In addition, Audit Committee matters were considered during regularly scheduled meetings of the Board; these matters included monthly review of unaudited financial reports and discussions with the Company’s Chief Financial and Accounting Officer regarding those reports. The Chairman of the Audit Committee also met with representatives of the Company’s independent auditors in December 2003 and February 2004. In addition, the Audit Committee met during March of 2004 to consider matters related to the audit of the financial statements of the Company for the year ended December 31, 2003 (see Audit Committee Report below).

Audit Committee financial expert. The Board of Directors has determined that Frederick J. Crowley is an audit committee financial expert, as that term is used in the rules of the Securities and Exchange Commission. In reaching this determination, the Board made a qualitative assessment of Mr. Crowley’s level of knowledge and experience based on a number of factors, including his formal education, the ongoing maintenance of his license as a certified public accountant, his experience in public accounting, including responsibilities in auditing and financial reporting during his 29 years with KPMG LLP, and his experience as a chief financial officer.

Compensation Committee. The members of the Compensation Committee throughout 2003 were David E. Nelsen, Chairman, Charles E. Cole, Frederick J. Crowley and Stephen G. Kraskin. The Compensation Committee in 2003 held two (2) separate meetings and also one (1) meeting on a day when the full Board of Directors met (see Compensation Committee Report on Executive Compensation below).

Nominating Committee. The members of the Nominating Committee are Stephen G. Kraskin, Chairman, Charles E. Cole, Frederick J. Crowley, David E. Nelsen and Jay L. Sedwick. The Nominating Committee did not exist in 2003; the Board of Directors established a Nominating Committee in 2004. The Nominating Committee has held one (1) meeting in 2004, in conjunction with a meeting of the Board of Directors. When creating the Nominating Committee, the Board of Directors charged the Nominating Committee with the responsibility of identifying and evaluating potential candidates for consideration for election as Directors of the Company and recommending to the Board of Directors nominees for election as Directors of the Company. The Board of Directors also directed that the Nominating Committee shall consider for recommendation for nomination for election as Directors of the Company potential candidates recommended by Shareholders and shall consider and evaluate those potential candidates in the same manner as the Committee considers and evaluates other potential candidates for recommendation for nomination for election as Directors of the Company. The Nominating Committee has not set specific minimum qualifications for a potential candidate to be considered or to be recommended to the Board of Directors, other than that at least one of the Directors of the Company must qualify as an audit committee financial expert as that term is used in the rules of the Securities and Exchange Commission. The Nominating Committee has not established formal procedures for identifying and evaluating potential candidates for recommendation for nomination for election as Directors of the Company. The Nominating Committee does not have a charter.

Shareholders’ recommendations for consideration for nomination for election as Directors of the Company must be in writing, must include appropriate biographical information about the person(s) being recommended, and must be accompanied by a signed statement of each person being recommended to the effect that the biographical information about that person submitted with the recommendation is correct and that he or she consents to being considered and perhaps nominated for election as a Director of the Company and to serve as a Director of the Company if elected. Shareholders’ recommendations for consideration for nomination for election as Directors of the Company should be sent to the Nominating Committee, c/o Secretary, North Pittsburgh Systems, Inc. 4008 Gibsonia Road, Gibsonia, PA 15044-9311. Any such recommendation that a Shareholder wishes to be considered by the Nominating Committee in connection with the 2005 annual meeting of Shareholders must be received by the Secretary of the Company by the same deadline that applies to Shareholder proposals for inclusion in the Company’s Proxy Statement and proxy card for that meeting, as set forth under “Shareholder Proposals” below—that is, not later than December 24, 2004.

Retirement Board Committee. The members of the Retirement Board Committee throughout 2003 were Harry R. Brown, Charles E. Cole, Allen P. Kimble, Jay L. Sedwick and Charles E. Thomas, Jr. The Retirement Board Committee held four (4) meetings during 2003.

Directors’ Compensation

The Directors of the Company other than Messrs. Brown, Kimble and Thomas each receives a retainer of $1,200 per month and $720 for each Regular Meeting of the Board of Directors that the Director attends, other than the organizational meeting of the Board of Directors following the annual meeting of Shareholders, and for each Special Meeting of the Board of Directors that he attends for which attendance by the Directors in person has been requested. For his services as both a Director and Chairman of the Board, Mr. Thomas receives $3,600 per month and $1,100 for each Regular Meeting of the Board of Directors he attends, other than the organizational meeting of the Board of Directors following the annual meeting of Shareholders, and for each Special Meeting of the Board of Directors he attends for which attendance by the Directors in person has been requested. No Director receives payment for attending the organizational meeting of the Board of Directors following the annual meeting of Shareholders. No Director receives payment for participating in any Special Meeting of the Board of Directors that is conducted only telephonically.

Each member of the Audit Committee receives $1,000 for each Audit Committee meeting he attends. The Chairman of the Audit Committee also receives $1,000 for each meeting he has with the Company’s independent accountants at the request of the Audit Committee or of the independent accountants. Since June 2003, Mr. Crowley also has received $500 per month for his services as Chairman of the Audit Committee. Each member of the Compensation Committee receives $500 for each Compensation Committee meeting he attends, and each member of the Nominating Committee receives $500 for each Nominating Committee meeting he attends, except that no member of either such Committee receives compensation for attending a Compensation Committee or Nominating Committee meeting that is held on the same day that the full Board of Directors meets. Each member of the Retirement Board Committee other than Messrs Brown and Kimble receives $500 for each Retirement Board Committee meeting he attends.

Messrs. Brown and Kimble receive no compensation as Directors of the Company, because they are full-time employees of the Company.

Shareholder Communications with the Board

The Board of Directors of the Company has not established a formal process or formal procedures for Shareholders to send communications to the Board of Directors. When the President, Secretary or any Vice President of the Company receives a written communication from a Shareholder that is directed to the Board of Directors or any specific Director or Directors, and when any Director of the Company receives any written communication from a Shareholder that is directed to the whole Board of Directors or any other Director or Directors of the Company, the recipient of that communication promptly delivers the communication (or a copy of it) to each of the Directors or to such specific Directors, respectively. The Board of Directors deems its current practices with respect to such communications satisfactory and knows of no problem or dissatisfaction of any Shareholder with those practices. The Board of Directors of the Company recommends that all Shareholder communications to the Board of Directors, any committee of the Board of Directors or any specific Director of the Company be in writing and be sent c/o Secretary, North Pittsburgh Systems, Inc., 4008 Gibsonia Road, Gibsonia, PA 15044-9311. The Board of Directors requests that the Shareholder include in each such communication a statement that he or she owns shares of the Company’s Common Stock and, if his or her shares are held of record by a broker or other nominee rather than in the Shareholder’s name, the name of the broker or other nominee in whose name the shares are registered.

CODE OF ETHICS

The Board of Directors has adopted a Code of Ethics for the Company’s chief executive officer, chief financial officer and chief accounting officer and all other members of management, all Directors and all employees and agents of the Company. The Code is intended to promote the highest standards of honest and ethical conduct throughout the Company, full, accurate and timely reporting, and compliance with law, among other things. A copy of the Company’s Code of Ethics is posted on the Company’s website at www.northpittsburgh.com.

The Code of Ethics prohibits any waiver from the principles of the Code of Ethics without the prior written consent of the Board of Directors of the Company. The Company intends to post on the Company’s website, www.northpittsburgh.com, in accordance with the rules of the Securities and Exchange Commission any amendment of, and any waiver from, the Code of Ethics that applies to the Company’s chief executive officer, chief financial officer, chief accounting officer, or any person performing similar functions.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table. The following Summary Compensation Table shows the total compensation of the Company’s President and the four (4) other most highly compensated executive officers of the Company. All of the Company’s executive officers served in such offices throughout 2003.

Summary Compensation Table (A)

		Annual Compensation		All Other Compensation(B)
Name and Principal Position	Year	Salary	Bonus
Harry R. Brown (1)	2003 2002 2001	$260,000 235,130 224,760	$37,522 23,109 29,337	$11,264 9,138 8,281

Allen P. Kimble (2)	2003 2002 2001	$215,000 186,200 177,625	$37,522 23,109 29,337	$10,573 9,363 8,449

N. William Barthlow (3)	2003 2002 2001	$193,650 186,200 177,625	$37,522 23,109 29,337	$9,637 9,223 8,914

Frank A. Macefe (4)	2003 2002 2001	$193,650 186,200 177,625	$37,522 23,109 29,337	$9,637 9,285 8,449

Albert W. Weigand (5)	2003 2002 2001	$181,030 167,630 157,325	$37,522 23,109 29,337	$9,391 8,863 8,722

(1)	President since 1998, Chief Executive Officer since October 23, 2002 and Vice President from 1992 to 1998 of North Pittsburgh Systems, Inc.; President and General Manager since 1998 and Vice President—Operations from 1987 to 1998 of North Pittsburgh Telephone Company. Mr. Brown was also a Director of both companies in all three years.

(2)	Vice President since 1989, Treasurer since 1985 and Chief Financial and Accounting Officer since October 23, 2002 of North Pittsburgh Systems, Inc.; Vice President since 1989 and Treasurer since 1979 of North Pittsburgh Telephone Company. Mr. Kimble was also a Director of both companies in all three years.

(3)	President since 1999 of Pinnatech, Inc. d/b/a Nauticom, a subsidiary of North Pittsburgh Systems, Inc.; Vice President since 1994, Secretary since 1998 and Assistant Secretary from 1993 to 1998 of North Pittsburgh Systems, Inc.; Vice President—Marketing and Service since 1999, Vice President—Marketing and Revenues from 1994 to 1999, Secretary since 1998 and Assistant Secretary from 1993 to 1998 of North Pittsburgh Telephone Company.

(4)	President since 1998 of Penn Telecom, Inc., a subsidiary of North Pittsburgh Systems, Inc.; Vice President since 1999 and Assistant Vice President from 1989 to 1999 of North Pittsburgh Systems, Inc.; Vice President—Sales since 1999, Assistant Vice President—Marketing from 1989 to 1999 and Marketing Manager from 1979 to 1989 of North Pittsburgh Telephone Company.

(5)	Vice President since 1999 and Assistant Vice President from 1997 to 1999 of North Pittsburgh Systems, Inc.; Vice President—Operations since 1999, Assistant Vice President—Operations from 1997 to 1999, Sr. Planning Engineer from 1995 to 1997 and Planning Engineer from 1986 to 1995 of North Pittsburgh Telephone Company.

General Notes to Summary Compensation Table:

(A)	The Summary Compensation Table reflects salaries, bonuses, Company contributions to a defined contribution plan and the costs of providing group term life insurance. Since 1998, inside Directors receive no additional compensation for serving on the Board of Directors. Each executive officer of the Company also receives the right to use a Company-owned vehicle for personal use; the value of such personal use of a vehicle and of any other perquisites made available to any executive officer of the Company during any of the years reported was significantly less than 10% of the officer’s annual compensation for the year. No other forms of compensation, such as Restricted Stock Awards, Stock Appreciation Rights, Options or Long Term Incentive Payments, were in effect during the years reported. In addition, during the years reported, no one participated in North Pittsburgh Telephone Company’s Deferred Compensation Plan.

(B)	The “All Other Compensation” amounts consist of (a) the annual contributions made to the North Pittsburgh Telephone Company Employees’ Savings and Retirement Plan (401(k) Plan) for the benefit of Messrs. Brown, Kimble, Barthlow, Macefe and Weigand during the years reported and (b) the cost of providing group term life insurance to Messrs. Brown, Kimble, Barthlow, Macefe and Weigand and, for those of them who so elected, their spouses during the years reported. The amounts reported under “All Other Compensation” for 2003 consist of those two components as follows: the amounts contributed to the 401(k) Plan during 2003 for Messrs. Brown, Kimble, Barthlow, Macefe and Weigand were $7,000, $7,000, $6,411, $6,411 and $6,372, respectively; the costs during 2003 of providing group life insurance to Messrs. Brown, Kimble, Barthlow, Macefe and Weigand and, for those of them who so elected, their respective spouses were $4,264, $3,573, $3,226, $3,226 and $3,019, respectively.

Employment Agreements

North Pittsburgh Telephone Company, the Company’s predecessor and now a subsidiary of the Company, has employment agreements (the Agreements) with the officers named in the Summary Compensation Table and also with its Vice President – Regulatory Affairs. The Agreements provide for certain payments should certain prescribed conditions occur. If prior to the expiration of the Executive Officer’s term of employment, North Pittsburgh Telephone Company terminates the officer’s employment other than for just or good cause, then North Pittsburgh Telephone Company shall be obligated to pay to the officer a severance amount equal to the base salary which would be payable to the officer for the balance of the present term of the Agreement. In no event shall the severance amount to be paid to the officer exceed two hundred and fifty percent (250%) of the officer’s annual base salary or be less than one hundred twenty-five percent (125%) of the officer’s annual base salary.

The Agreements provide that if, after a Change of Control (as defined in the Agreements) of North Pittsburgh Telephone Company or North Pittsburgh Systems, Inc., North Pittsburgh Telephone Company or its successor terminates the officer’s employment other than for Cause (as defined in the Agreements), or the officer terminates his employment after North Pittsburgh Telephone Company or its successor seeks to terminate or substantially breach the officer’s Agreement, seeks to terminate the officer’s employment, seeks to substantially change the officer’s duties or privileges or limit the officer’s managerial duties and control, or seeks to geographically relocate the officer, then North Pittsburgh Telephone Company shall be obligated to pay to the officer an amount equal to two times the officer’s then current annual base salary. (This payment would be in lieu of, and not in addition to, the severance payment described in the preceding paragraph above.) In that circumstance, the officer shall be deemed to have remained employed through the term of the officer’s Agreement for purposes of calculating the officer’s retirement benefits.

North Pittsburgh Telephone Company has adopted a Retention Payment Program (Program) pursuant to which the officers named in the Summary Compensation Table, the Company’s Vice President – Regulatory Affairs and two (2) other employees would be entitled to receive a payment from North Pittsburgh Telephone Company on the six-month anniversary of a Change of Control (as defined in the Program letters to the affected participants (Letters)) of North Pittsburgh Systems, Inc. or North Pittsburgh Telephone Company if the participant has continued in active employment with North Pittsburgh Telephone Company to such six-month anniversary date. The participant (or his or her beneficiary or estate) would be entitled to the payment if the participant is not employed by North Pittsburgh Telephone Company on the six-month anniversary date because the participant has died or become disabled or because his or her employment has been terminated either (i) by North Pittsburgh Telephone Company without Cause (as defined in the Letters) or (ii) by the participant if after the Change of Control North Pittsburgh Telephone Company or its successor seeks to terminate the participant’s employment, to substantially change the participant’s duties or privileges or limit the participant’s managerial duties and control, to geographically relocate the participant or, in the cases of the participants who are officers, to terminate or substantially breach the participant’s employment Agreement described in the paragraphs above. The amount of the payment would be equal to 35% of the participant’s base salary in effect when the Change of Control occurs.

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors during 2003 met on three (3) occasions with respect to matters impacting executive compensation for 2003. The Compensation Committee met on January 23, 2003, and again on February 26, 2003, on both occasions for the purpose of approving calculated 2002 bonus payouts and developing a 2003 Executive Bonus Plan. A Plan was then prepared and approved by the Committee for recommendation at the meeting of the Board of Directors held on March 27, 2003. As in the case of the 2002 Executive Bonus Plan, the components of the 2003 Plan consisted of criteria closely tied to the Company’s Business Plan that could be objectively measured. These included specific earnings’ metrics and, for selected services, new service growth measured on a net adds basis. The bonuses for the chief executive officer and other members of the executive team covered by the 2003 Plan were based upon the same criteria and equal in amount. After discussion and with Messrs. Brown and Kimble abstaining, the Board of Directors approved and adopted the 2003 Bonus Plan as recommended by the Committee.

At the Organizational Meeting of the Board of Directors held on May 16, 2003 following the 2003 annual meeting of Shareholders, the following Directors were re-appointed to serve as a Compensation Committee of the Board of Directors until such time as their successors are appointed: David E. Nelsen, who serves as Chairman, Charles E. Cole, Frederick J. Crowley and Stephen G. Kraskin.

At its final meeting of the year, held December 2, 2003, the Compensation Committee considered whether adjustments to executive compensation levels were advisable. Evaluated at that meeting were (i) previously furnished information summarizing reported executive compensation levels for other mid-sized telecom companies in the mid-Atlantic region, (ii) the extent of the offers and inquiries made to Company executives by other companies and executive recruiters, (iii) previous salary increases for the Company’s executive team, (iv) the performance of each of the executives and their importance to various projects which have been undertaken and (v) information on executive-level salary increases in the local market. After considering this information, the Compensation Committee adopted a motion recommending to the full Board specific increases in salary for each executive officer, including the Company’s chief executive officer, that kept the officer’s salary in middle range relative to comparable and competitive positions. At a meeting held on December 4, 2003, the Board of Directors approved and adopted the Compensation Committee’s recommendations.

Compensation Committee:

David E. Nelsen, Chairman

Charles E. Cole

Frederick J. Crowley

Stephen G. Kraskin

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee, namely Messrs. Cole, Crowley, Kraskin and Nelsen, was an employee of the Company or any of its subsidiaries during the Company’s last fiscal year, and none of them ever has been an officer of the Company or any of its subsidiaries.

The Company and its subsidiaries paid approximately $3,569,000 to JUDCO Management, Inc., a subsidiary of Armstrong Holdings, Inc., for data processing functions during 2003. The Company and its subsidiaries also had approximately $308,000 outstanding to JUDCO Management, Inc. as of December 31, 2003. In addition, in the ordinary course of business, the Company and its subsidiaries both provide and receive telecommunication transport services from Boulevard Communications, L.L.P. (Boulevard), a competitive access provider jointly owned by the Company and a company in the Armstrong Holdings, Inc. group of companies (Armstrong Group). Total revenues recognized from providing services to Boulevard were approximately $53,000, and total expenses incurred from receiving services from Boulevard were approximately $275,000 for 2003. The Company and its subsidiaries also provide in the ordinary course of business telecommunication and transport services to other member companies of the Armstrong Group, with total revenues recognized for such telecommunication and transport services of approximately $140,000 for 2003. The amounts outstanding between the Company and its subsidiaries, on the one hand, and Boulevard and the companies in the Armstrong Group, on the other hand, as of December 31, 2003 were negligible. Jay L. Sedwick, a Director of the Company, is the Chairman of Armstrong Holdings, Inc.

Charles E. Thomas, Jr., Chairman of the Board of the Company, is a partner in the law firm of Thomas, Thomas, Armstrong & Niesen, Harrisburg, PA. Thomas, Thomas, Armstrong & Niesen has been retained as general counsel to the Company since before 2003 and may be retained by the Company in the future. The Company and its subsidiaries paid Thomas, Thomas, Armstrong & Niesen a total of approximately $222,000 in fees during 2003 and at December 31, 2003 owed Thomas, Thomas, Armstrong & Niesen approximately $35,000 for services rendered but not yet billed.

Stephen G. Kraskin, a Director of the Company, is a partner in the law firm of Kraskin, Lesse & Cosson, LLP, Washington, DC. Kraskin, Lesse & Cosson, LLP has been retained by the Company for legal services relating to federal regulation of telecommunications companies from time to time since before 2003 and may be retained by the Company in the future. The Company and its subsidiaries paid Kraskin, Lesse & Cosson, LPP a total of approximately $31,000 in fees during 2003 and at December 31, 2003 owed Kraskin, Lesse & Cosson, LLP approximately $6,000 for services rendered but not yet billed.

Retirement Benefits Table

The following table illustrates estimated annual benefits (average annual earnings multiplied by a benefit factor of 1.45% multiplied by years of service) payable to Participants at their respective retirement dates under North Pittsburgh Telephone Company’s Retirement Plan (Retirement Plan) and Income Restoration Plan (Restoration Plan).

Retirement Benefits Table

Average Annual Earnings Used As Basis for Computing Retirement Benefits	Years of Service
	20	30	40	50
180,000	$52,200	$78,300	$104,400	$130,500
200,000	58,000	87,000	116,000	145,000
220,000	63,800	95,700	127,600	159,500
240,000	69,600	104,400	139,200	174,000
260,000	75,400	113,100	150,800	188,500
280,000	81,200	121,800	162,400	203,000
300,000	87,000	130,500	174,000	217,500
320,000	92,800	139,200	185,600	232,000
340,000	98,600	147,900	197,200	246,500
360,000	104,400	156,600	208,800	261,000

Notes to Retirement Benefits Table:

(1)	The Retirement Plan provides retirement benefits to all full-time employees, age 21 and over, generally based on average basic monthly compensation, excluding overtime earnings, bonuses and compensation exceeding legislative limits (currently $200,000, but increased to $205,000 for plan years beginning on and after January 1, 2004), during the highest paid sixty (60) months of employment. The Restoration Plan is an unfunded supplemental plan that provides an amount equal to the difference between the amount that would have been payable under the Retirement Plan, in the absence of legislative limits on earnings that may be considered in calculating pension benefits, and the amount actually payable under the Retirement Plan. Bonuses, which are excluded from qualified earnings in the Retirement Plan, are included in the earnings calculation for the Restoration Plan.

(2)	Messrs. Brown, Kimble, Barthlow, Macefe and Weigand as of December 31, 2003 had accumulated 43.28, 27.65, 26.44, 28.27 and 25.00 years of credited service, respectively, under the Retirement Plan. The amount of contribution or accrual applicable to an individual cannot be calculated readily. However, the aggregate cash contribution (determined without regard to the Plan’s Funding Standard Account for minimum funding purposes) required for the Retirement Plan year ended October 31, 2003 was equal to 7.19% of the total covered compensation of all Participants in the Retirement Plan.

(3)	Compensation covered by the Retirement Plan and the related Restoration Plan for Messrs. Brown, Kimble, Barthlow, Macefe and Weigand for 2003 equals the sum of the amounts set forth opposite their respective name in the “Salary” and “Bonus” columns of the Summary Compensation Table.

(4)	Benefits listed in the Table are not subject to any deduction for Social Security or other offset amounts.

PERFORMANCE GRAPH

The following Performance Graph provides an indication of cumulative total shareholder returns over a five-year period for the Company (North Pittsburgh Systems, Inc. (NPSI)) as compared with the National Association of Security Dealers Automated Quotation Systems (NASDAQ) US Index and the Standard and Poor’s (S&P) 500 Telecom Service Index. “Total shareholder returns” assumes the reinvestment of dividends. The Graph also assumes that $100 was invested on December 31, 1998 in NPSI, the NASDAQ US Index and the S&P 500 Telecom Service Index. For example, NPSI’s base of $100 at the beginning of the period, on a total return basis, is calculated to be approximately $192.80 at the end of the five-year period.

TRANSACTIONS WITH RELATED PARTIES

The only transactions with related parties were the transactions that are described under Compensation Committee Interlocks and Insider Participation above in this Proxy Statement.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Under the Company’s Bylaws, the Board of Directors has the authority to appoint a firm of accountants to conduct an annual examination of the financial statements of the Company. In accordance with such authority, KPMG LLP (KPMG), which has audited the financial statements of the Company annually since 1952, was appointed by the Audit Committee of the Board of Directors to provide audit and tax services for the year ending December 31, 2004. As a consequence, no recommendations will be made at the Annual Meeting in respect to accountants and this matter will not be submitted for a vote at the meeting.

KPMG Fees

The following table presents the aggregate fees billed to the Company by KPMG for services in 2003 and 2002:

	2003	2002
Audit Fees	$126,000	$116,400
Audit Related Fees	0	0
Tax Fees	36,447	33,885
All Other Fees	0	0

TOTAL FEES	$162,447	$150,285

In the above table, in accordance with the definitions and rules of the Securities and Exchange Commission, “audit fees” are fees the Company paid KPMG for professional services for the audit of the Company’s consolidated financial statements included in its Form 10-K and review of financial statements included in the Company’s Form 10-Qs. In addition, fees for services that are normally provided by independent accountants in connection with statutory and regulatory filings or engagements, such as audit services related to the issuance of compliance audit reports to the Rural Utilities Service for a subsidiary of the Company as required by the subsidiary’s debt covenants, are included in this category. “Tax fees” consist of fees for services rendered by KPMG in association with the preparation of the Company’s income tax returns and tax consultation.

Pre-Approval of Services of Independent Auditors

The Audit Committee adopted during 2003 policies and procedures for pre-approving all non-audit work performed by KPMG. All additional work outside the scope of the audit and tax engagement letters (which are annually reviewed and approved by the Audit Committee) must be pre-approved by the Audit Committee. The Audit Committee also considers whether the providing of non-audit services is compatible with maintaining KPMG’s independence and concluded during 2003 and 2002 that it was.

No fees paid to KPMG during 2003 were paid under the de minimis exception to the general requirement for Audit Committee pre-approval of certain non-audit services.

Availability at Annual Meeting

Representatives of KPMG will be present at the Annual Meeting, will be given an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions by Shareholders.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible primarily to assist the Board in fulfilling its responsibility for providing oversight of the Company’s financial reporting process. The Committee’s responsibilities and functions are more fully described in its written charter approved by the Board of Directors. The Charter was revised by the Board on January 22, 2004 to encompass additional and changed practices adopted by the Committee as a result of new Corporate Governance Rules of the NASDAQ Stock Market and the Sarbanes-Oxley Act of 2002. The revised Charter is attached to this proxy statement as Exhibit A.

Management is responsible for the Company’s internal controls and financial accounting and reporting processes. The independent auditors are responsible for performing an audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. In addition, the Audit Committee has the sole authority to appoint, determine the compensation, evaluate and, where appropriate, replace the independent auditors.

In connection with these responsibilities, the Audit Committee met with management and the Company’s independent auditors to review and discuss the Company’s audited December 31, 2003 financial statements. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee discussed with the independent auditors the matters required to be discussed with them by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee also received the written disclosures from the Company’s independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and the Audit Committee discussed with the independent auditors that firm’s independence.

Based on the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representations of management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Audit Committee:

Frederick J. Crowley, Chairman

Charles E. Cole

Stephen G. Kraskin (until March 25, 2004)

David E. Nelsen

SHAREHOLDER PROPOSALS

To be eligible to be included in the Company’s Proxy Statement and proxy card for the 2005 annual meeting of Shareholders, Shareholder proposals intended for presentation at the 2005 annual meeting must be received at the office of the Secretary, North Pittsburgh Systems, Inc., 4008 Gibsonia Road, Gibsonia, PA 15044-9311 not later than December 24, 2004. The rules of the Securities and Exchange Commission contain requirements for submitting proposals for inclusion in the Company’s 2005 Proxy Statement and permit the Company to exclude proposals from its Proxy Statement in specified circumstances.

Pursuant to the Company’s Bylaws, any Shareholder who does not submit a proposal for inclusion in the Company’s Proxy Statement and proxy card for the 2005 annual meeting of Shareholders, as described in the paragraph immediately above, but who intends to present a proposal, nomination or other business for consideration at the 2005 annual meeting of Shareholders must notify the Secretary of the Company in writing of such intended proposal, nomination or other business on or before December 24, 2004. The Company’s Bylaws contain requirements that the Shareholder’s notification to the Secretary of the Company must satisfy. If a Shareholder does not comply with those notice requirements, including the deadline of December 24, 2004, the Shareholder’s proposal will be untimely and the persons named as proxies in the proxy card for the 2005 annual meeting of Shareholders may use their discretion in voting the proxies on any such matters that come before the 2005 meeting. Any such Shareholder notice and any request for a copy of the Company’s Bylaws should be in writing and sent to the Secretary, North Pittsburgh Systems, Inc., 4008 Gibsonia Road, Gibsonia, PA 15044-9311.

It is recommended that Shareholder proposals be sent to the Company by Certified Mail, Return-Receipt Requested.

OTHER MATTERS

The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than that stated in the Notice of Meeting, except items incident to the conduct of the Annual Meeting, including a motion to dispense with the reading of the minutes of the 2003 annual meeting of Shareholders and approval of the minutes of that meeting as recorded. Approval of the minutes of the 2003 annual meeting of Shareholders will not constitute approval or disapproval of any of the matters referred to in those minutes. If such incidental or any other business shall properly come before the Annual Meeting, votes may be cast pursuant to the Proxies solicited hereby in respect to such business in accordance with the best judgment of the person or persons acting under the Proxies.

Accompanying this Proxy solicitation material is a copy of the Company’s Annual Report for the year 2003, which includes the following audited financial statements: Consolidated Balance Sheets as of December 31, 2003 and 2002, and Consolidated Statements of Income, Consolidated Statements of Shareholders’ Equity and Comprehensive Income and Consolidated Statements of Cash Flows for each of the years in the three-year period ended December 31, 2003. The Annual Report is submitted for the general information of the Company’s Shareholders and is not intended to induce, or for use in connection with, any sale or purchase of securities of the Company, nor should it be regarded as Proxy soliciting material or as a communication by means of which any solicitation is made.

By Order of the Board of Directors

N. William Barthlow

Secretary

Dated: April 23, 2004

EXHIBIT A

NORTH PITTSBURGH SYSTEMS, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS

I.	Purpose

The Audit Committee (the Committee) is appointed by the Board of Directors (the Board) of North Pittsburgh Systems, Inc. (the Company) to assist the Board in fulfilling its responsibility for oversight of: (1) the quality and integrity of the financial accounting and reporting processes of the Company; (2) the qualifications, independence and performance of the registered public accounting firm (the Independent Auditors) engaged to prepare or issue an audit report on the financial statements of the Company; and (3) the Company’s processes for managing financial risk including compliance with applicable legal, ethical and regulatory requirements.

II.	Composition

The Audit Committee shall be comprised of no fewer than three Directors as determined by the Board, each of whom shall meet the independence, financial literacy, and experience requirements of the listing standards of the National Association of Security Dealers Automated Quotation (NASDAQ) Exchange, Section 10A of the Securities Exchange Act of 1934 (the Exchange Act), and the rules and regulations of the Securities and Exchange Commission (the SEC). At least one Member of the Committee shall be an “audit committee financial expert” as defined by the rules of the SEC. Audit Committee Members shall not simultaneously serve on audit committees of more than two other public companies.

Committee Members and the Chair shall be appointed by the Board at its Annual Organizational Meeting. Members shall serve one year terms or until their resignation, retirement, or removal by the Board and until their successors shall be appointed. If a Committee Chair is not designated or present, the Members of the Committee may designate a Chair by majority vote of the Committee Membership, or those present, as the case may be.

III.	Meetings

The Committee shall meet at least four times per year on a quarterly basis or more frequently as circumstances require. The Committee Chair shall prepare and/or approve an agenda to be provided to the Members in advance of each meeting together with appropriate briefing materials. The Committee shall meet separately in executive sessions periodically with Management, with the Independent Auditors, and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed privately. The Committee may also request any officer or employee of the Company, its outside counsel or Independent Auditors to attend a meeting of the Committee or to meet with any Members of, or consultants to, the Committee. The Committee will be governed by the same rules of procedure regarding meetings (including meetings by conference telephone or similar communications equipment) as are applicable to the Board. Minutes shall be kept for all Committee meetings and copies shall be distributed to all Directors for their information.

IV.	Authority

The Committee shall have the sole authority and responsibility to select, retain, evaluate and, where appropriate, replace the Independent Auditors. The Committee shall approve the fees and terms of all audit

1

engagements and, if necessary, resolve any disagreements between Management and the Independent Auditors regarding financial reporting. The Independent Auditors are accountable to and shall report directly to the Committee.

The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the Independent Auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may delegate authority to subcommittees consisting of one or more Members when appropriate, including the authority to grant pre-approval of audit and permitted non-audit services, provided that decisions to grant pre-approval shall be disclosed to the full Committee at its next scheduled meeting.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the Independent Auditors for the purpose of rendering and issuing an audit report and to any independent legal, accounting or other advisors employed by the Committee.

V.	Responsibilities

Oversight of the Company’s Relationship with Independent Auditors

1. Appoint Independent Auditors annually to audit the financial statements of the Company and to report thereon.

2. Pre-approve all audit and permitted non-audit services provided by the Independent Auditors including the fees and terms of engagement, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.

3. Annually obtain and discuss a report from the Independent Auditors describing the audit firm’s internal quality control procedures and any material issues raised by the most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues.

4. Ensure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and periodically consider whether the Company should regularly rotate its independent auditing firm to assure continuing auditor independence.

5. Annually receive and discuss the written disclosures and confirmation from the Independent Auditors required by Independence Standards Board Standard No. 1 regarding their independence from Management and the Company (including the identification of all relationships between the Independent Auditors and the Company). If necessary, recommend appropriate action by the Board to satisfy itself of the independence of the auditors.

6. Initially establish and periodically review hiring policies that conform to applicable SEC or other external guidelines for employment by the Company of employees and former employees of the Independent Auditors.

7. Evaluate annually the performance, qualifications, and experience of the Company’s Independent Auditors and lead audit partner, and report conclusions to the full Board.

2

Oversight of External Financial Communications

8. Discuss with Management the Company’s earnings press releases, including the use of non-GAAP financial measures. Review with Management generally the types of financial information and presentation to be provided to analysts and rating agencies, including whether earnings guidance will be provided.

9. Discuss with Management and the Independent Auditors the quarterly financial statements and the disclosures made in management’s discussion and analysis prior to filing the Form 10-Q. Discuss with the Independent Auditors their review of the quarterly financial statements.

10. Discuss with Management and the Independent Auditors the annual audited financial statements and the disclosures made in management’s discussion and analysis prior to filing the Company’s Annual Report on Form 10-K. Discuss with the Independent Auditors the results of their audit of the Company’s annual financial statements and their report thereon. Recommend to the Board whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

11. Review any disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for Forms 10-K and 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein or any fraud involving management or other employees who have a significant role in the Company’s internal controls.

12. Meet with the Company’s Independent Auditors and Management to discuss the scope of the proposed annual audit (and related quarterly reviews), the significant audit procedures to be followed, the experience of key personnel assigned to the engagement and, at the conclusion of the audit, the principal audit findings including any comments or recommendations of the Independent Auditors.

13. Discuss at least annually with Management and the Independent Auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies, as well as any material transactions that are not a normal part of the Company’s business.

14. Receive from and discuss with Management and Independent Auditors a report on all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Management of the Company, the ramifications of the use of such alternative disclosures and treatments, the treatment preferred by the Independent Auditors, and any other material written communications between the Independent Auditors and Management of the Company, such as any management letter, schedule of unadjusted audit differences or communications with the Independent Auditors’ national office relating to the auditing or accounting issues presented by the engagement.

15. Review any recommendations made by the Independent Auditors resulting from the audit and monitor Management’s response.

16. Provide sufficient opportunity at meetings to meet separately in executive session with the Company’s Independent Auditors, with Members of Management and by the Committee itself.

17. Discuss with the Independent Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and

3

any significant disagreements with Management. Obtain assurance from the Independent Auditors that Section 10A(b) of the Exchange Act has not been implicated.

18. Resolve any disagreements between Management and the Independent Auditors regarding financial reporting.

19. Approve the content of the report of the Audit Committee required by the SEC to be included in the Company’s annual proxy statement.

Risk Assessment and Risk Management

20. Periodically discuss with Management the Company’s major financial risk exposures and the steps that Management has taken to assess, monitor and control such exposures, including the guidelines and policies governing the process by which the Company assesses and manages risk.

21. Review with Management and the Independent Auditors at least annually all material off balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on the financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

22. Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance program.

23. Review with Management the findings of any examinations by regulatory agencies including the status of tax returns and tax audits.

24. Discuss periodically with Management and the Independent Auditors the adequacy of the Company’s disclosure controls and procedures, including applicable internal controls and procedures for financial reporting and changes in internal controls designed to address any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving Management or other employees that are reported to the Committee. In addition, the Committee shall review and discuss with Management and the Independent Auditors the annual report of Management affirming Management’s responsibility for establishing and maintaining internal controls over financial reporting and assessing the effectiveness of the internal control structure over financial reporting and the Independent Auditors’ report on, and attestation of, Management’s report when those reports are required by SEC rules.

Business Conduct and Ethics

25. Review the process for communicating the Company’s ethics policies and Code of Ethics to employees and for monitoring compliance therewith.

26. Establish procedures for approval of all related party transactions (transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404) between the Company and any executive officer or director. Annually, inquire of Management and the Independent Auditors about the existence of any related party transactions. Review such transactions for possible conflicts of interest, and approve or disapprove the transactions, as appropriate in the judgment of the Committee.

27. Meet periodically with the Company’s Executive Officers to discuss the Company’s policies and procedures regarding compliance with laws and regulations.

4

28. Establish and periodically review procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other Responsibilities

29. Initiate and oversee, as needed, any special investigations concerning matters relating to the Company’s financial statements, internal controls, and compliance with applicable laws or business ethics.

30. Retain, as needed, independent legal, accounting and other consultants to advise the Committee. The Committee shall determine the extent of funding necessary for payment of compensation to any independent legal, accounting and other consultants retained to advise the Committee.

31. The Committee shall be available at any time to receive reports, suggestions, questions or recommendations relating to the matters for which it has responsibility from the Independent Auditors or other management personnel.

32. Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board of Directors for approval. Publish the Charter at least every three years in accordance with SEC regulations.

33. Confirm annually that all responsibilities outlined in this Charter have been fulfilled.

34. Verify annually that the Committee consists of at least three Members who are financially literate, including at least one Member who meets the SEC’s definition of an “audit committee financial expert,” and that each Member of the Committee meets the independence requirements of NASDAQ and SEC rules.

35. Conduct an annual performance evaluation of the Committee.

36. Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

37. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

Although the Audit Committee has the responsibilities and powers for oversight set forth in this Charter, it is not the responsibility of the Committee to plan or to conduct audits, to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and other applicable rules and regulations, nor to conduct investigations to assure compliance with laws, regulations and the Company’s Code of Ethics. Management is responsible for preparing the Company’s financial statements, and the Company’s Independent Auditors are responsible for auditing the annual financial statements and for reviewing the unaudited interim financial statements.

This Charter was last revised on January 22, 2004.

5

4008 Gibsonia Road, Gibsonia, PA 15044-9311 proxy

This proxy is solicited by the Board of D irectors for use at the Annual Meeting on May 21, 2004.

The shares of stock you hold in your account will be voted as you specify below.

If no choice is specified, the proxy will be voted “FOR” Item 1.

By signing the p roxy, you revoke all p rior p roxies and appoint Harry R. Brown, Allen P. K imble, and Charles E . Cole, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and on all o ther matters that may come before the Annual Meeting or any adjournment thereof.

See reverse for voting instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to North Pittsburgh Systems, Inc., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

Please detach here

The Board of Directors Recommends a Vote FOR Item 1.

1. Election of directors: 01 Harry R. Brown 05 Stephen G. Kraskin Vote FOR Vote WITHHELD

02 Charles E. Cole 06 David E. Nelsen all nominees from all nominees

03 Frederick J. Crowley 07 Jay L. Sedwick (except as marked)

04 Allen P. Kimble 08 Charles E. Thomas, Jr.

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES IN ITEM 1.

Address Change? Mark Box

Indicate changes below:

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.